UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Coty Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue
New York, NY	10118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with the proposed offering of the Notes disclosed below, Coty Inc. (the “Company”) anticipates disclosing to prospective investors certain preliminary estimates of its results of operations for the three months ended June 30, 2023, as follows:

For the three months ended June 30, 2023, the Company currently expects its revenue from continuing operations to be approximately $1,200.0 million to $1,400.0 million, its capital expenditures from continuing operations to be $65.0 million to $85.0 million, its adjusted operating income from continuing operations to be $90.0 million to $110.0 million and its adjusted EBITDA from continuing operations to be $150.0 million to $170.0 million.

Some of the factors that influenced the Company’s results of operations for the three months ended June 30, 2023, as compared with the corresponding period in 2022, included net revenue growth across both of its divisions, which were partially offset by increases in advertising and promotional costs to supports its brands, as well as increases in its fixed costs, which were impacted by inflation.

The above information reflects the Company’s preliminary estimates based on currently available information. Neither Deloitte & Touche LLP, the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary estimates contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the preliminary estimates. The Company has not completed its internal closing procedures and related controls with respect to the financial information for the three months ended June 30, 2023 presented above. In connection with its quarterly closing and review, the Company may identify items that would require it to make adjustments to the preliminary estimates set forth above and such adjustments may be significant. As a result, the Company’s final results for the period may vary from the preliminary estimates presented above. The Company’s actual results will not be finalized until after this offering is completed and may differ materially from the above estimates. Accordingly, you should not place undue reliance upon these preliminary estimates. See “Forward-Looking Statements.”

In addition, the Company’s expected adjusted operating income and adjusted EBITDA are forward-looking non-GAAP financial measures. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01.	Other Events.

On July 19, 2023, the Company announced that it, together with its wholly-owned subsidiaries HFC Prestige Products, Inc. and HFC Prestige International U.S. LLC (collectively, the “Issuers”), intends to launch a benchmark size offering of $600 million in principal amount of senior secured notes (the “Notes”), subject to market and other conditions. A copy of the press release issued by the Company on July 19, 2023 announcing the offering of the Notes is included as Exhibit 99.1 hereto and incorporated by reference herein.

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Forward-Looking Statements

The statements contained or referenced in this report include certain “forward-looking statements” within the meaning of the relevant securities laws, including the expected closing of the offering of the Notes and the use of proceeds therefrom. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “are going to,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “should,” “outlook,” “continue,”

“target,” “aim,” “potential,” “goal” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual events or results to differ materially from such statements, including, without limitation, (i) the Company’s ability to consummate the offering of the Notes on a timely basis and on terms commercially acceptable to the Company and (ii) the other potential risks and uncertainties that could affect the Company’s business and financial results included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and its subsequent quarterly reports on Form 10-Q and other documents it has filed and may file with the United States Securities and Exchange Commission from time to time. All forward-looking statements made in this report are qualified by these cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of the document in which such statement is made, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Coty Inc., dated July 19, 2023, relating to the offering of the Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: July 19, 2023	By:	/s/ Laurent Mercier
	Name:	Laurent Mercier
	Title:	Chief Financial Officer